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                                                             Contract No. 110656

                NATURAL GAS PIPELINE COMPANY OF AMERICA (NATURAL)
                            STORAGE RATE SCHEDULE NSS
                                    AGREEMENT
                             DATED October 19, 1995

1.   SHIPPER is:  NORTH SHORE GAS COMPANY, a LOCAL DISTRIBUTION COMPANY

2.   (a)  MDQ totals:  28,571 MMBtu per day.
     (b)  MSV totals:  2,142,825 MMBtu.

3.   TERM:  December 01, 1995 through March 31, 1998

4.   [ ] This Agreement supersedes and cancels a _____ Agreement dated _____

     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.

     [ ] Service and reservation charges commence the latter of:
               (a) December 01, 1995, and
               (b) the date capacity to provide the service hereunder is available on Natural's System.

     [X] Other: This is a partial conversion from Shipper's S-1 Agreement No. 250005, dated November 30, 1990 and LS-2 Agreement No. 250014, dated March 14, 1990.

5.   SHIPPER'S ADDRESSES                               NATURAL'S ADDRESSES

                             GENERAL CORRESPONDENCE:

NORTH SHORE GAS COMPANY                      NATURAL GAS PIPELINE CO. OF AMERICA
WILLIAM MORROW                               Attention: Gas Transportation
                                                        Services
130 E. RANDOLPH DR.                          3200 Southwest Freeway 77027-7523
CHICAGO, IL 60601-6207                       P.O. Box 283 77001-0283
                                             Houston, Texas


                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:

NORTH SHORE GAS COMPANY                 NATURAL GAS PIPELINE CO. OF AMERICA
ANTHONY COMPTON                         Attention: Gas Accounting Department
130 E. RANDOLPH DR.                     701 East 22nd Street
CHICAGO, IL 60601-6207                  Lombard, Illinois 60148


                                        PAYMENTS:
                                        NATURAL GAS PIPELINE OF AMERICA
                                        Attention:  Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148


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6.   The above-stated Rate Schedule, as revised from time to time, controls this
Agreement and is incorporated herein. NATURAL GAS PIPELINE COMPANY OF AMERICA AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF Natural's FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, Natural AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE
STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCITON, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing.

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF AMERICA           NORTH SHORE GAS COMPANY
"Natural"                                         "Shipper"

By: /s/ Stephen G. Weinan                         By: /s/ T. M. Patrick
    --------------------------                    -----------------------

Name: Stephen G. Weinan                           Name: Thomas M. Patrick
      ------------------------                          -----------------

Title: Attorney in fact                           Title: Vice President
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